© L i s a t a T h e r a p e u t i c s , I n c . 2 0 2 4 . A l l r i g h t s r e s e r v e d . Targeted Therapy Delivered David J. Mazzo, Ph.D. President and Chief Executive Officer www.lisata.com Corporate Presentation| May 9, 2024 Nasdaq: LSTA Exhibit 99.2

2 Forward-looking statements advisory This presentation contains “forward-looking statements” that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this communication regarding strategy, future operations, future financial position, future revenue, projected expenses, prospects, plans and objectives of management are forward-looking statements. In addition, when or if used in this communication, the words “may,” “could,” “should,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict”, target and similar expressions and their variants, as they relate to Lisata or its management, may identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements relating to Lisata’s continued listing on the Nasdaq Capital Market; expectations regarding the capitalization, resources and ownership structure of Lisata; the approach Lisata is taking to discover, develop and commercialize novel therapeutics; the adequacy of Lisata’s capital to support its future operations and its ability to successfully initiate and complete clinical trials; and the difficulty in predicting the time and cost of development of Lisata’s product candidates. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: , the safety and efficacy of Lisata’s product candidates, decisions of regulatory authorities and the timing thereof, the duration and impact of regulatory delays in Lisata’s clinical programs, Lisata’s ability to finance its operations, the likelihood and timing of the receipt of future milestone and licensing fees, the future success of Lisata’s scientific studies, Lisata’s ability to successfully develop and commercialize drug candidates, the timing for starting and completing clinical trials, rapid technological change in Lisata’s markets, the ability of Lisata to protect its intellectual property rights and legislative, regulatory, political and economic developments. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in Lisata’s Annual Report on Form 10-K filed with the SEC on February 29, 2024, and in other documents filed by Lisata with the Securities and Exchange Commission. Except as required by applicable law, Lisata undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Lisata at a Glance Company Overview 3

A clinical stage therapeutics development company rapidly advancing a novel solid tumor targeting and penetration technology to improve the efficacy of anti-cancer drugs Seasoned management with successful international drug development experience and expertise Proprietary field- leading technology in underserved global indications Multiple product and business milestones projected over the next 24 months Platform technology “validated” by existing partnerships with potential for many others Projected cash runway into 2026, funding all development programs through to data Company Overview 4 Lisata Therapeutics (Nasdaq: LSTA)

Therapeutic Focus and Rationale Problem, Solution and Approach 5

Improved solid tumor cancer treatment is a vital global need Therapeutic Focus and Rationale 6 2022 20 million new cases2 9.7 million deaths 2050 35 million new cases2 18.5 million deaths 77% In 2023, in the U.S. alone, of ~2 million newly diagnosed cancer cases, >90% were solid tumor cancers1 1 https://seer.cancer.gov/statfacts/html/common.html; data retrieved November 2, 2023. 2 https://gco.iarc.who.int/tomorrow/en/dataviz/tables?mode=population&years=2050&types=1&populations=903_904_905_908_909_935_900; data retrieved Feb 12, 2024. Examples of solid tumor cancers include cancers of the lung, breast, pancreas, liver, bile duct, kidneys, ovaries, brain, colon, prostate, esophagus, and head & neck projected

7 Therapeutic Focus and Rationale Current solid tumor treatments are suboptimal  Tumor stroma acts as a physical barrier to anti-cancer agents  An immunosuppressive tumor microenvironment (TME) contributes to tumor resistance and/or metastases  Prolonged or escalated dosing of non- targeted anti-cancer therapy generally leads to intolerable off-target side effects Diagram: Abizanda-Campo, S. et al, Microsyst Nanoeng 9, 154 (2023) A challenging tumor microenvironment complicates “targeting” and “penetration”

Harnessing the C-end Rule (CendR) transport mechanism for solid tumor penetration Therapeutic Focus and Rationale 8 Improving selective solid tumor penetration to maximize treatment effects  RGD peptides target tumor cells, but do not enhance penetration and delivery  Internalizing RGD (iRGD) peptides combine targeting and penetration enhancement  Certepetide (LSTA1) is an iRGD peptide that triggers the CendR active transport mechanism to selectively target and deliver anti-cancer drugs to solid tumors  Certepetide is in mid- to late-stage clinical development for solid tumor treatment

1 Sugahara, et al. Mol Cancer Ther; 14(1) January 2015; Hamilton, et al., J MolMed. April 2015; and Miyamura, et al., bioRxiv. May 2023. Therapeutic Focus and Rationale Certepetide promises optimized solid tumor treatment 9  Certepetide converts tumor stroma from a barrier to a conduit for anti-cancer drugs  Certepetide combats resistance and metastases1 • Preclinically, certepetide selectively depletes immunosuppressive T cells, enhances cytotoxic T cells, and inhibits the metastatic cascade  Certepetide is agnostic to the modality of the companion anti-cancer therapy • Effective with co-administered or molecularly bound (tethered) anti-cancer therapies • Co-administration presents an initial streamlined development path to registration • Tethering creates a new chemical entity providing prolonged compound exclusivity

Certepetide development strategy is composed of two main pillars Therapeutic Focus and Rationale 10  Pursue rapid global registration in pancreatic ductal adenocarcinoma (mPDAC), initially combined with gemcitabine/nab-paclitaxel standard-of-care (SoC) • Phase 2b 100% enrolled  By 2030, pancreatic cancer is predicted to become the second most common cause of cancer mortality1  Today, only 3% of people diagnosed with pancreatic cancer will survive for 5 years  Current life expectancy at the time of diagnosis is just 4.6 months Focus on Pancreatic & Other Advanced Solid Tumor Cancers 1 Europe Is Facing a Pancreatic Cancer Emergency - Medscape - January 25, 2024.  Demonstrate certepetide effectiveness when combined with a variety of SoC regimens (e.g., chemotherapy, immunotherapy, etc.) in a variety of solid tumor cancers • Multiple Phase 1b/2a studies underway

Partnerships Noteworthy existing relationships and potential for many more 11

Existing partnerships support certepetide’s promise and broad applicability Strategic commercial partnership in China with Qilu Pharmaceutical  Exclusive rights to certepetide in China, Taiwan, Hong Kong and Macau  Qilu assumes all development and commercialization responsibilities/costs in licensed territories • Strategy and activities under the auspices of a Joint Steering Committee with Lisata executives  Collected $15 million in milestones to date  Potential for additional $221 million in milestones plus royalties on sales Development alliances contribute resources without commercial interest in certepetide  Australasian Gastro-Intestinal Trials Group - Clinical Trialists Consortium (Australia & New Zealand)  WARPNINE - Foundation (Australia) Additional partnership opportunities exist for many combinations with certepetide  By indication, modality of co-administered drug(s), and/or geography Partnerships 12

13 Certepetide (formerly LSTA1) Strong Scientific Foundation and Rationale

Certepetide - Strong Scientific Foundation and Rationale

Certepetide selective tumor targeting & penetration mechanism of action

A) *Integrin binding*

B) *Proteolytic cleavage*

C) *Neuropilin-1 binding*

D) *Transcytosis plus TME modification*


Certepetide (LSTA1)
αvβ3
β5
NRP1
Cleavage
CendR Fragment
αvβ3
β5
NRP1
CendR Fragment
αvβ3
β5
NRP1
Co-administered anti-cancer drugs
CendR Transport Mechanism
Tumor or Tumor Vascular Endothelial Cell

Certepetide is a 9 amino acid cyclic peptide with high binding affinity and specificity to αvβ3/β5 integrins that are upregulated on tumor cells and tumor endothelial cells (i.e., tumor stroma)

Once bound to αvβ3 & β5 integrins, certepetide is cleaved by proteases in the tumor microenvironment (TME) releasing a C-end Rule (CendR) linear peptide fragment

The CendR fragment binds with high affinity and specificity to neuropilin-1 (NRP1), an adjacent receptor on the same or nearby cell, activating the CendR transport pathway[1] and triggering tumor penetration

- CendR pathway actuation triggers tumor penetration of circulating co-administered anti-cancer drugs
- Certepetide-induced TME modification provokes reduction of immunosuppressive T cells, augmentation of cytotoxic T cells, and inhibition of metastases

[1] Ding et al., Nature Comm, 2019.

14

Certepetide selectively and efficiently facilitates intratumoral penetration 1 Braun et al., Nature Mater. 2014. 2 Liu, Braun et al., Nature Comm. 2017. 15 Certepetide - Strong Scientific Foundation and Rationale Whole body imaging of mice with pancreatic ductal adenocarcinoma (arrow) dosed with Fluorescent Quantum Dots (FQDs) with and without certepetide  Circulating FQDs result in whole body fluorescence  Etching solution quenches fluorescence in circulation Certepetide provides targeted tumor penetration tumor tumor FQDs + Etching solution All FQDs in circulation Certepetide + FQDs + Etching solution All FQDs in tumor

Certepetide - Strong Scientific Foundation and Rationale

Certepetide/iRGD activity & broad applicability consistently demonstrated

Sampling of >350 scientific publications showing improved survival with certepetide/iRGD

Lung cancer + gemcitabine

Zhang, et al., *Plos One*, 2015


PBS
iRGD
Gemcitabine
Gemcitabine+iRGD
Tumor volume (mm³)
Days

Breast cancer + nanoparticle Abraxane

Sugahara, et al., *Science*, 2010


PBS
ABX
iRGD-ABX (conjugate)
iRGD + ABX (combination)
Tumor volume (mm³)
Days of treatment

Breast cancer + Herceptin®

Sugahara, et al., *Science*, 2010


PBS
Herceptin 3 mg/kg
Herceptin 3 mg/kg + iRGD
Herceptin 9 mg/kg
Herceptin 9 mg/kg + iRGD
iRGD
Days of treatment

PDAC + irinotecan nanoparticles

Liu X et al., J Clin Invest, 2017


Survival rate (%)
Ir-silicasome + iRGD
Ir-silicasome
iRGD
PBS
Days

Orthotopically transplanted KPC PDAC tumors iRGD + irinotecan nanoparticles (i.v. co-admin)

PDAC + gemcitabine

Hurtado de Mendoza et al, Nature Comms, 2021


iRGD Gem
Gem only
(•: censored)
(p = 0.0197)
Percent survival
Days

KPC mice genetically engineered to develop PDAC iRGD + gemcitabine (i.v. co-admin)

GI cancer + adoptive cell therapy

Ding, et al., *Nature*, 2019


Control
IL-2
CTL
CTL+iRGD
CTL-iRGD
PD1-KO-CTL
PD1-KO-CTL+iRGD
PD1-KO-CTL-iRGD
Tumor volume (mm3)
Days post tumor challenge (days)

16

N= # of study participants Median Overall Survival Median Progression-Free Survival Objective Response Rate Complete Response Partial Response Stable Disease Progressive Disease Disease Control Rate 16 weeks CA19-9 >20% drop Gemcitabine + Nab-paclitaxel1 N=431 8.5 mos. 5.5 mos. 23% (99) 0.2% (1) 23% (98) 27% (118) 20% (86) 48% 61% Endpoints 1 Von Hoff D, et al., New England Journal of Medicine, 2013. 2 Dean A, et al., The Lancet Gastroenterology & Hepatology, 2022. N=31 13.2 mos. 9.7 mos. 59% (17) 3.4% (1) 55% (16) 31% (9) 10.3% (3) 79% 96% Certepetide + Gemcitabine + Nab-paclitaxel2 17 Certepetide Ph 1b/2a results: Compelling improvement of SoC efficacy Certepetide well-tolerated, no dose-limiting toxicities; safety of certepetide + SoC consistent with SoC alone First-line, mPDAC patients from 3 sites in Australia Certepetide - Strong Scientific Foundation and Rationale

1 Von Hoff D, et al., New England Journal of Medicine, 2013. 2 Dean A, et al., The Lancet Gastroenterology & Hepatology, 2022 1.0 3.0 5.0 7.0 9.0 11.0 13.0 Median Overall Survival (Months) Median Progression Free Survival (Months) M on th s Gemcitabine + Nab-paclitaxel Gemcitabine + Nab-paclitaxel + certepetide 13.2 months 8.5 months 5.5 months 9.7 months 55% Improvement in median OS 76% Improvement in median PFS Certepetide Ph 1b/2a results: Improved survival vs. SoC alone 18 1 2 Certepetide - Strong Scientific Foundation and Rationale

0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% Complete Response Partial Response Objective Response Rate Disease Control Rate at 16 weeks CA19-9 >20% drop Gemcitabine + Nab-paclitaxel Gemcitabine + Nab-paclitaxel + certepetide 1 Von Hoff D, et al., New England Journal of Medicine, 2013. 2 Dean A, et al., The Lancet Gastroenterology & Hepatology, 2022 59% 23% 3.4%0.1% 55% 23% 48% 79% 61% 96% 19 Certepetide Ph 1b/2a results: Consistent improvement across associated endpoints 1 2 Certepetide - Strong Scientific Foundation and Rationale

Certepetide - Strong Scientific Foundation and Rationale

Clinical evidence of certepetide activity in other solid tumors

Certepetide potentiated a complete response in metastatic gastroesophageal adenocarcinoma (mGEAC)

- 53-year-old male with mGEAC with significant (> 5cm) nodal metastases (June 2022)
- SoC combination radiotherapy, chemotherapy (FOLFIRINOX), and immunotherapy (pembrolizumab) resulted in partial response
- Certepetide added to SoC regimen at cycle 7
- Exploratory laparoscopy after cycle 18 (September 2022) showed **no discernable disease – <u>complete response</u>**


FDG-PET* scan June 2022
53Y
7/06/2022
FDG-PET scan Sept. 2022
53Y
STUDY 9/08/2022
R

Reduction in FDG activity demonstrated[1]

Fluorodeoxyglucose (FDG)-positron emission tomography (PET)

[1] Buck, K.K, Dean, A., McSweeney, T. LSTA1 Potentiates Complete Response in Metastatic Gastroesophageal Adenocarcinoma. Oncol Cancer Case Rep. 2023, 9(6), 001-003

20

21 Certepetide Clinical/Regulatory Development Portfolio

Certepetide – Clinical / Regulatory Development Portfolio Certepetide regulatory designations and implications 22 FDA Fast Track Designation  More frequent communication with and program-specific guidance from FDA  Eligible for Accelerated Approval, Priority Review and Rolling Review  Certepetide received Fast Track Designation from FDA for pancreatic cancer Orphan Drug Designation  Incentives such as tax credits, marketing exclusivity, fee waivers and grant eligibility to support clinical trials  Specialized regulatory assistance from FDA's Office of Orphan Products Development  Certepetide received Orphan Drug Designations from FDA and EMA for pancreatic cancer, from FDA for malignant glioma, and from FDA for osteosarcoma FDA Rare Pediatric Disease Designation  Eligible for Priority Review Voucher that can be redeemed to receive a priority review for any subsequent marketing application, or may be sold or transferred  Historically, vouchers have sold for $350 million USD and, more recently, have sold for $75-$100 million USD  Certepetide received Rare Pediatric Disease Designation from FDA for osteosarcoma

*Panitumumab may be added for colorectal or appendiceal patients without Ras mutation First-line mPDAC Gemcitabine/nab-paclitaxel with certepetide or placebo N=158 AGITG/Lisata Phase 2b (ASCEND) Placebo-controlled Enrollment complete Australia & New Zealand First-line Cholangiocarcinoma (CCA) Gemcitabine/cisplatin/durvalumab with certepetide or placebo N=40 Lisata Phase 2a (BOLSTER) Placebo-controlled Enrolling USA Pancreatic, Colon, & Appendiceal Cancers FOLFIRINOX + panitumumab* with certepetide N=50 KUCC/Lisata Phase 1b/2a (CENDIFOX) Open-label Enrolling USA First-line mPDAC Gemcitabine/nab-paclitaxel + certepetide N=41 Qilu/Lisata Phase 1b/2a Open-label Enrollment complete China Locally advanced, non-resectable PDAC Gemcitabine/nab-paclitaxel/durvalumab + certepetide N=30 WARPNINE/Lisata Phase 1b/2a (iLSTA) Open-label Enrolling Australia Sponsors/Partners Region Indication and Test Articles Status 23 Certepetide capital efficient development plan Certepetide – Clinical / Regulatory Development Portfolio

Certepetide – Clinical / Regulatory Development Portfolio

Certepetide capital efficient development plan

Sponsors/Partners	Region	Indication and Test Articles	Status
Tartu University/ Lisata	Estonia & Latvia	**First-line Glioblastoma Multiforme (GBM)** Temozolomide +/- certepetide N=30	Phase 2a Placebo-controlled *Enrolling*
UCSD/Lisata	USA	**Peritoneal Carcinomatosis (Colon & Ovarian)** HIPEC* intraoperative intraperitoneal lavage + certepetide N=21	Phase 1 Open-label *Enrolling*
Qilu/Lisata	China	**First-line mPDAC** Gemcitabine/Nab-paclitaxel + certepetide N=120	Phase 2 Placebo-controlled *Enrolling*
WARPNINE/Lisata	Australia	**Locally advanced, non-resectable Gastroesophageal Adenocarcinoma** Nivolumab/FOLFIRINOX + certepetide N=40	Phase 1b/2a (**iGoLSTA**) Open-label *Pending initiation*

**Hyperthermic intraperitoneal chemotherapy*

24

Development Milestones 25

Development Milestones

A wealth of anticipated key milestones


2Q 2023
3Q 2023
4Q 2023
1Q 2024
2Q 2024
3Q 2024
4Q 2024
1Q 2025
2Q 2025
3Q 2025
4Q 2025
1Q 2026
ASCEND [AUS, NZ]
First-line mPDAC
Enrolling
Futility analysis
Cohort A
Topline data
Final PFS/OS
data
BOLSTER Trial [USA]
First-line CCA
Enrolling
OS data
CENDIFOX [USA]
Pancreatic, Colon and
Appendiceal Cancers
Enrolling
PDAC
Cohort
Colon/Appendiceal
Cohorts
Qilu: Phase 1b/2a [CHN]
First-line mPDAC
Preliminary PFS data
Final data
iLSTA [AUS]
Non-resectable mPDAC
Enrolling
Final 6-month
PFS/OS data
First patient in
Last patient in
Interim Analysis
Data
Final data
Milestone Achieved

- PFS: Progression-free Survival
- OS: Overall Survival
- ORR: Objective Response Rate

**Several of these studies are investigator-initiated trials. Lisata has limited control and thus, timelines and expectations may be subject to change.*

26

Development Milestones

A wealth of anticipated key milestones (contd.)



2Q 2023
3Q 2023
4Q 2023
1Q 2024
2Q 2024
3Q 2024
4Q 2024
1Q 2025
2Q 2025
3Q 2025
4Q 2025
1Q 2026
Phase 2a [EST, LATV]
First-line GBM
Enrolling
Final PFS/OS data
Phase 1 [USA]
Peritoneal Carcinomatosis
Enrolling
Tumor Penetration data
Final data
Qilu: Phase 2 [CHN]
First-line mPDAC
Enrolling
ORR data
First patient in
Last patient in
Interim Analysis
Data
Final data
Milestone Achieved

- PFS: Progression-free Survival
- OS: Overall Survival
- ORR: Objective Response Rate

**Several of these studies are investigator-initiated trials. Lisata has limited control and thus, timelines and expectations may be subject to change.*

27

Financial Highlights 28

Capital projected to fund all clinical programs to data Financial Highlights 29 $43.3M Cash & Investments As of 3/31/2024 $0 Debt 1Q2026 Projected Cash Runway Into Common Shares Outstanding (3/31/2024): 8.3 million shares Options Outstanding (3/31/2024): Exercise Price: $0.02 - $4.22 = 1,216,100 shares Exercise Price: > $4.22 = 237,800 shares 1.5 million shares Warrants Outstanding (3/31/2024): Weighted Average Exercise Price: $42.51 1.4 million shares

Investment Thesis  Rational and focused development program  Highly experienced management team  Derisked asset based on a body of data  Fiscally stable company 30

* As of 3/31/2024; includes investments Key factors supporting investment in Lisata Therapeutics 31 Strong Investment Rationale PEOPLE Seasoned management with successful international development experience and expertise TECHNOLOGY Proprietary field-leading technology in underserved global indications MILESTONES Multiple projected product and business milestones over the next 24 months CAPITAL $43.3 million cash*- no debt; Development funded through critical data milestones PARTNERING Platform technology “validated” by existing partnerships with potential for many others

© L i s a t a T h e r a p e u t i c s , I n c . 2 0 2 4 . A l l r i g h t s r e s e r v e d . Investor Relations Contact: John D. Menditto VP, IR & Corporate Communications o: (908) 842-0084 | e: jmenditto@lisata.com Nasdaq: LSTA | www.lisata.com Targeted Therapy Delivered

Appendix 33

Development Partner(s) [Development Venue] Indication and Trial Product/Comparator Stage of Development Strategic Rationale Lisata/AGITG [Australia/New Zealand] First-line mPDAC; Gemcitabine/nab-paclitaxel with certepetide or placebo Phase 2b (ASCEND) Corroborate Phase 1b results in a placebo-controlled trial and evaluate 2 dose regimens of certepetide for dose optimization Lisata [United States] First-line Cholangiocarcinoma (CCA); Gemcitabine/cisplatin/durvalumab with certepetide or placebo Phase 2a (BOLSTER) Assess certepetide safety and effectiveness in cholangiocarcinoma in a placebo-controlled trial (Proof-of-Concept) KUCC/Lisata [United States] Pancreatic, Colon & Appendiceal Cancers; FOLFIRINOX + panitumumab* with certepetide Phase 1b/2a (CENDIFOX) Tumor immuno-profiling pre- & post- treatment and certepetide effectiveness assessment in combination with chemo and an EGFR inhibitor (open label) Qilu [China] First-line mPDAC; Gemcitabine/nab-paclitaxel + certepetide Phase 1b/2a Assess safety, PK and therapeutic effect of certepetide in Chinese patients (open label) WARPNINE/Lisata [Australia] Locally advanced non-resectable PDAC; Gemcitabine/nab-paclitaxel/durvalumab + certepetide Phase 1b/2a (iLSTA) Assess certepetide safety and effectiveness in combination with IO & Chemo in locally advanced PDAC; determine if inoperable tumors can become operable (open label) WARPNINE/Lisata [Australia] Locally advanced non-resectable Gastroesophageal (GE) adenocarcinoma; Nivolumab/FOLFIRINOX + certepetide Phase 1b/2a (iGoLSTA) Assess certepetide safety and effectiveness in combination with IO & chemo in locally advanced GE AdenoCa; determine if inoperable tumors can become operable (open label) *Panitumumab may be added for colorectal or appendiceal patients without Ras mutation Appendix Certepetide capital efficient development plan 34

Development Partner(s) [Development Venue] Indication and Trial Product/Comparator Stage of Development Strategic Rationale Tartu University/Lisata [Estonia/Latvia] First-line Glioblastoma Multiforme; Temozolomide +/- certepetide Phase 2a Assess certepetide safety and effectiveness in additional tumor type (GBM) in a placebo- controlled trial UCSD/Lisata [United States] Peritoneal Carcinomatosis HIPEC* intraoperative intraperitoneal lavage + certepetide Phase 1 Assess safety and intraoperative tumor penetration of HIPEC in combination with certepetide (open label) Qilu [China] First-line mPDAC; Gemcitabine/Nab-paclitaxel + certepetide Phase 2b Continue development of certepetide in China (placebo controlled) 35 Certepetide capital efficient development plan Appendix

Sponsor/Partner  Australasian Gastro-Intestinal Trials Group (AGITG) in collaboration with the NHMRC Clinical Trials Centre at the University of Sydney  Lisata funded (LSTA eligible for ~43% rebate on all qualified R&D expenses in AUS) Objective  Corroborate Phase 1b results in a placebo-controlled study  Determine if a second dose of certepetide further improves patient outcomes Design  Phase 2b randomized, double-blind study in mPDAC testing gemcitabine + nab-paclitaxel SoC with one of two certepetide dose regimens or placebo Study Size  N=158 (~30 sites in Australia and New Zealand) Endpoints  Primary: Progression Free Survival  Secondary: AEs, SAEs, Overall Survival, Objective Tumor Response Rate Timing  Enrollment completed December 2023  Earliest possible data 2024 ASCEND: Phase 2b, blinded, randomized trial in mPDAC 36 Appendix

R INTERVENTION Arm (N=60) • Nab-paclitaxel 125 mg/m2 IV • Certepetide 3.2 mg/kg IV • Gemcitabine 1000 mg/m2 IV Dose on days 1, 8, 15 every 28 days CONTROL Arm (N=30) • Nab-paclitaxel 125 mg/m2 IV • Matching certepetide Placebo IV • Gemcitabine 1000 mg/m2 IV Dose on days 1, 8, 15 every 28 days INTERVENTION Arm (N=40) • Nab-paclitaxel 125 mg/m2 IV • Certepetide 3.2 mg/kg IV • Gemcitabine 1000 mg/m2 IV • Certepetide 3.2 mg/kg IV 4 hours later Dose on days 1, 8, 15 every 28 days INTERVENTION Arm (N=20) • Nab-paclitaxel 125 mg/m2 IV • Matching certepetide Placebo IV • Gemcitabine 1000 mg/m2 IV • Matching Placebo certepetide IV 4 hours later Dose on days 1, 8, 15 every 28 days R R Cohort A Cohort B 1:1 2:1 2:1 One dose of certepetide assessed Two doses of certepetide assessed Endpoints • Progression Free Survival (PFS) • ORR • OS • Safety • QoL • Exploratory Endpoints • Sponsor/Partner: AGITG in collaboration with the NHMRC Clinical Trial Centre at the University of Sydney • LSTA funded • Timing: Enrollment completed December 2023; Earliest possible data 2024Phase 2b randomized, double- blind study in mPDAC testing gemcitabine + nab-paclitaxel (SoC) with two certepetide dose regimens or placebo ASCEND: Phase 2b, blinded, randomized trial in mPDAC Appendix 37

Sponsor/Partner  Qilu Pharmaceutical (funds all development in China) Objective  Evaluate safety, pharmacokinetics and preliminary efficacy of certepetide added to SoC in Chinese patients with mPDAC Design  Phase 1b/2a open-label study in advanced mPDAC patients of Chinese ethnicity testing SoC chemotherapy (gemcitabine + Qilu-produced nab-paclitaxel) in combination with certepetide Study Size  N=50 (~15 sites) Endpoints  Primary: AEs, SAEs, Objective Response Rate, Duration of Response, Disease Control Rate, Overall Survival, and Progression Free Survival  Secondary: Pharmacokinetic parameters Timing  Preliminary data expected 1H23 Appendix 38 Phase 1b/2a open-label trial in mPDAC in China

7 Day Safety Evaluation Certepetide 1.6 mg/kg + nab-pac* + gem Days 1, 8, and 15 every 28 days Confirm Eligibility Informed Consent Extension Stage mPDAC 1.6 mg/kg certepetide Day 1 Phase 1b/2a study evaluating the safety, pharmacokinetics, and preliminary efficacy of certepetide for injection in Chinese patients with advanced metastatic pancreatic ductal adenocarcinoma mPDAC 3.2 mg/kg certepetide Day 1 7 Day Safety Evaluation Certepetide 3.2 mg/kg + nab-pac* + gem Days 1, 8, and 15 every 28 days Phase 1b N=3 N=3 Phase 2 Extension N=10-12 N=10-12 N=30-50 Disease Progression Response rates PFS OS Safety • Sponsor/Partner: Qilu Pharmaceutical (funds all development in China) • Timing: Preliminary data expected 1H23 *Qilu produced Phase 1b/2a open-label trial in mPDAC in China Appendix 39

Sponsor/Partner  University of Kansas Medical Center (Investigator initiated trial in U.S.)  KUCC funded; Lisata provides certepetide Objective  Evaluate the safety and therapeutic effect of certepetide in combination with neoadjuvant FOLFIRINOX- based therapies and an EGFR inhibitor for the treatment of pancreatic, colon and appendiceal cancers and determine immuno-profiling in tumor pre- & post- treatment Design  Phase 1b/2a open-label study in resectable pancreatic, colon with oligo metastases and appendiceal with peritoneal metastases cancers testing SoC chemotherapy (neoadjuvant FOLFIRINOX-based therapies) with certepetide ± panitumumab Study Size  N=50 (20 PDAC, 15 colon and 15 appendiceal) Endpoints  Primary: Drug Safety  Secondary: Overall Survival, Disease-free Survival, Overall Response Rate, RO Resection Rate, Pathological Response Rate Timing  Enrollment completion target 4Q23  Data readouts possible throughout 2023 with complete results expected 2024 CENDIFOX: Phase 1b/2a open-label trial in PDAC and other cancers Appendix 40

Appendix

CENDIFOX: Phase 1b/2a open-label trial in PDAC and other cancers

Phase 1b/2a open-label trial of certepetide in combination with neoadjuvant FOLFIRINOX based therapies in pancreatic, colon and appendiceal cancers (CENDIFOX)

COHORT 1
Resectable and borderline resectable PDAC

COHORT 2
Colon and appendiceal cancer with peritoneal mets

COHORT 3
Colon cancer with oligo metastatic disease

Tissue immune profiling

Biopsy if archival tissue not available

FOLFIRINOX
X
3 Cycles

(± Panitumumab if RAS/BRAF wildtype - Cohorts 2, 3)

Repeat Biopsy ~72 hours after C3D1 tx

Tissue immune profiling

FOLFIRINOX
(± Panitumumab if RAS/BRAF wildtype - Cohorts 2, 3)
+
Certepetide
X
3, 6, or 9 Cycles

Surgery

Resume
Standard of Care

Key Objectives:
- Pathological response
- Immune response pre- & post-treatment
- PFS, OS

- **Sponsor/Partner:** University of Kansas Medical Center (ITT)
- **KUCC funded:** Lisata provides certepetide
- **Timing:** Enrollment completion target 4Q23; data readouts possible throughout 2023; complete results expected 2024

41

Sponsor/Partner  Lisata (U.S.) Objective  Evaluate the preliminary efficacy, safety and tolerability of certepetide in combination with standards of care in subjects with first-line cholangiocarcinoma Design  Phase 2 randomized, double-blind, placebo-controlled, proof-of-concept trial in first-line cholangiocarcinoma testing corresponding SoC with certepetide or placebo Study Size  N=40 (1:1 SoC + certepetide or SoC + placebo) Endpoints  Primary: OS  Secondary: Safety, ORR, PFS Timing  Trial initiation target: 2Q23  Enrollment commenced September 2023 BOLSTER: Phase 2 blinded, randomized trial in Cholangiocarcinoma Appendix 42

Dosed on Days 1, 8 every 21 days X 8 cycles Disease Progression Response rates Safety Confirm Eligibility Informed Consent Survival Analysis certepetide + cisplatin/gemcitabine/durvalumab 72-hour run-in without SoC 1st line Cholangiocarcinoma (CCA) Placebo + cisplatin/gemcitabine/durvalumab N=20 N=20 R Phase 2a, double-blind, placebo-controlled, multi-center, randomized study evaluating certepetide when added to standard of care (SoC) versus standard of care alone in subjects with first-line cholangiocarcinoma • Sponsor: Lisata • Timing: Trial initiation target 2Q23 BOLSTER: Phase 2 blinded, randomized PoC trial in various cancers Appendix 43

Sponsor/Partner  Qilu Pharmaceutical (funds all development in China) Objective  Further evaluate safety and therapeutic efficacy of certepetide when added to SoC in Chinese patients with locally advanced unresectable mPDAC Design  Phase 2b, double-blind, placebo-controlled, randomized study evaluating certepetide + SoC (Qilu-produced nab-paclitaxel and gemcitabine) vs. placebo + SoC Study Size  N=120 (1:1 SoC + certepetide or SoC + placebo) Endpoints  Objective response rate, progression free survival, duration of response, disease control rate, overall survival  Safety Timing  Trial initiation target 2Q24 Appendix 44 Phase 2 double-blind, placebo-controlled trial in mPDAC in China

Days 1, 8, 15 and every 28 days Disease Progression Response rates PFS Safety Gemcitabine + Qilu produced nab-paclitaxel + certepetide 3.2 mg/kg Confirm Eligibility Informed Consent 1:1 Survival AnalysismPDAC R Gemcitabine + Qilu produced nab-paclitaxel + placebo N=60 N=60 Phase 2b, double-blind, placebo-controlled, randomized, multicenter study evaluating the safety and efficacy of certepetide when added to standard of care (nab-paclitaxel and gemcitabine) vs. standard of care alone and placebo in Chinese subjects with locally advanced unresectable mPDAC • Sponsor/Partner: Qilu Pharmaceutical (funds all development in China) • Timing: Trial initiation target 2Q24 Phase 2 blinded, placebo-controlled trial in mPDAC in China Appendix 45

Sponsor/Partner  WARPNINE, Inc. (registered charity in Australia) is funding trial  Lisata providing study drug Objective  Evaluate safety and therapeutic effect of LSTA1 in combination with IO & Chemo in locally advanced non-resectable pancreatic ductal adenocarcinoma (PDAC); determine if inoperable tumors can become operable Design  Phase 1b/2a proof-of-concept safety and early efficacy study of LSTA1 in combination with durvalumab, gemcitabine and nab-paclitaxel, as first-line treatment in locally advanced non-resectable pancreatic adenocarcinoma Study Size  N=30 Endpoints  Safety and tolerability; 28-day DLTs  Objective response rate, PFS, OS, duration of response, immune cell infiltration Timing  Trial initiation target 2Q23  Enrollment commenced April 2023 Appendix 46 iLSTA: Phase 1b/2a trial in locally advanced PDAC with chemo & IO

Appendix

iLSTA: Phase 1b/2a trial in locally advanced PDAC with chemo & IO

Phase 1b/2a proof-of-concept safety and early efficacy study of LSTA1 in combination with durvalumab, gemcitabine and nab-paclitaxel, as first-line treatment in *locally advanced non-resectable* pancreatic ductal adenocarcinoma

Randomize

Cohort 1
Gemcitabine + nab-paclitaxel + Placebo LSTA1 + Placebo durvalumab
N=5

Cohort 2
Gemcitabine + nab-paclitaxel + LSTA1 + Placebo durvalumab
N=5

Cohort 3
Gemcitabine + nab-paclitaxel + LSTA1 + durvalumab
N=up to 20

EUS Biopsy
Screening

12 weeks

Primary Endpoint

EUS & Biopsy
At weeks 12-16

8 weeks tumor burden assessments until 24 months or recurrence

12 month
Follow-up

24 months
Follow-up completion

Tumor burden assessment at screening, cycle 2, and then 8-weekly thereafter. Patients are treated with 28-day cycles until surgery, definitive radiotherapy, unacceptable toxicity, progression or death
Endpoints: safety, DLT, ORR, PFS, OS, DoR, immune profiling

- **Sponsor:** WARPNINE, Inc. - funding trial
- **Timing:** Trial initiation target 2Q23

47

Sponsor/Partner  WARPNINE, Inc. (registered charity in Australia) is funding trial  Lisata providing study drug Objective  Evaluate certepetide safety & therapeutic effect in combination neoadjuvant chemo in operable gastroesophageal (GE) cancers.  Evaluate certepetide safety and therapeutic effect in combination with immunotherapy and chemotherapy for advanced non-resectable GE cancers Design  Phase 1b/2a proof-of-concept, two cohort, 6 arm safety and early efficacy study of certepetide in combination with chemo as treatment in resectable GE cancers as well as in combination with chemotherapy and immunotherapy in advanced non-resectable GE cancers Study Size  N=40 (20 per cohort) Endpoints  Safety and tolerability  Objective response rate, PFS, OS, duration of response, immune cell infiltration Timing  Trial initiation target 3Q23 Appendix 48 iGoLSTA: Phase 1b/2a trial in operable/inoperable GEC with chemo & IO

N=10 NALIFIROX + Nivolumab + certepetide N=5 NALIFIROX + Nivolumab N=5 mFOLFIRINOX + Nivolumab N=10 mFOLFIRINOX + certepetide N=5 mFOLFIRINOX N=5 FLOT Operable Neo-adjuvant Locally Advanced PET CT every 8 weeks Surgery after 8 cycles Biopsy at Screening 16 weeks Biopsy Every 8-week tumor assessment until progression Phase 1b/2a proof-of-concept safety and early efficacy study of certepetide in combination with chemotherapy and immunotherapy in resectable and locally advanced non-resectable gastroesophageal cancers Gastro- Esophageal Cancers iGoLSTA: Phase 1b/2a trial in operable/inoperable GEC with chemo & IO Appendix 49

Sponsor/Partner  Tartu University Hospital (Investigator initiated trial in Estonia)  Lisata providing study drug and funding trial Objective  Evaluate safety, tolerability, and therapeutic effect of certepetide in combination with standard-of-care (temozolomide) in patients with previously untreated Glioblastoma Multiforme Design  Phase 2a proof-of-concept, double-blind, placebo-controlled, randomized study evaluating certepetide when added to standard of care (temozolomide) versus SoC and placebo in subjects with newly diagnosed Glioblastoma Multiforme (GBM) Study Size  N=40 Endpoints  Safety, tolerability  ORR, PFS, OS, disease control rate Timing  Trial initiation target 3Q23  Enrollment commenced December 2023 Appendix 50 Phase 2a trial of certepetide with SoC in first-line GBM

Appendix

Phase 2a trial of certepetide with SoC in first-line in GBM

Phase 2a proof-of-concept double-blind, placebo-controlled, randomized, proof-of-concept study evaluating certepetide when added to standard of care (temozolomide) versus temozolomide and matching certepetide placebo in subjects with newly diagnosed GBM

- Sponsor: Tartu University Hospital; Estonia
- Funding: Lisata
- Timing: Trial initiation target 3Q23


Confirm Eligibility
Informed Consent
Newly Diagnosed GBM
1:1
R
N=20
N=20
72-hour Run-in without SoC
Temodar® + certepetide
Days 1, 2, 3, 4, 5 and every 28 days for 6 cycles
Temodar® + certepetide matching placebo
Disease Progression
Response rates
Safety
Survival Analysis

51

Sponsor/Partner  University of California, San Diego (Investigator initiated trial) Objective  Evaluate safety of certepetide in combination with hyperthermic intraperitoneal chemotherapy (HIPEC) or HIPEC alone (without certepetide) in patients with peritoneal metastases Design  Phase 1 single-center, unblinded, randomized trial to determine the safety and tolerability of certepetide administered intraperitoneally in patients with peritoneal metastases from colorectal, appendiceal, or ovarian cancer undergoing Cytoreductive Surgery (CRS) and HIPEC. Participants will be randomized 2:1 to receive certepetide with HIPEC versus HIPEC alone after CRS. Study Size  N=21 Endpoints  Safety and tolerability  PFS, OS Timing  First patient treated target 4Q23 Appendix 52 Phase 1 trial of certepetide + HIPEC in Peritoneal Carcinomatosis

Appendix

Phase 1 trial of certepetide + HIPEC in Peritoneal Carcinomatosis

A Phase I, single center, unblinded, randomized controlled trial of Intraperitoneal Certepetide in Patients Undergoing Cytoreductive Surgery and HIPEC for Peritoneal Surface Malignancy

- **Sponsor:** Tartu University Hospital; Estonia
- **Funding:** Lisata
- **Timing:** Trial initiation target 4Q23


Confirm Eligibility
Informed Consent
Candidate for CRS-HIPEC Non-mucinous appendiceal, colorectal, ovarian carcinoma with ≥ 5 mm peritoneal nodule(s)
2:1
R
N=14
N=7
CRS-HIPEC + certepetide
CRS-HIPEC
Day 30
Safety
Tumor drug concentration
PFS
OS
5-year Patient Record Review for Survival Analysis

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